Exhibit 10.21.2

ADDENDUM TO ASSET PURCHASE AGREEMENT

This Addendum to Asset Purchase Agreement (“Addendum”) is entered into as of August 17, 2017 by and between Novartis Pharma AG, a Swiss company (“Novartis”) and Mereo BioPharma 2 Limited, a private limited company incorporated in England and Wales, and a wholly owned subsidiary of Mereo BioPharma Group Limited, a company incorporated in England and Wales (collectively “Mereo”). Hereinafter “Parties” shall mean Novartis and Mereo Biopharma 2, and “Party” shall mean either Novartis or Mereo Biopharma 2, as the context requires.

WHEREAS the Parties entered into an asset purchase agreement on July 28, 2015 entitled “BGS Asset Purchase Agreement” (hereinafter the “APA”);

WHEREAS subsequent to the execution of the APA Mereo BioPharma 2 has filed a patent application at the United Kingdom Intellectual Property Office identified as UK Application No. GB161479.8 (hereinafter “the Patent Application”).

NOW, THEREFORE, in consideration of the ongoing premises and the mutual covenants contained herein, Mereo Biopharma 2 and Novartis hereby agree as follows:

1.

The Parties acknowledge and agree that the Patent Applications shall be considered Purchased IP as defined in the APA and as such all of the terms and conditions of the APA shall govern the rights and obligations of the Parties as they relate to the Patent Application.

2.	Novartis acknowledges that it shall have no further rights to the Patent Applications unless specifically enumerated in the APA.

3.	This Agreement shall be governed by the laws of the United Kingdom, without regard to the conflict of law principles thereof.

SIGNATURE PAGE TO FOLLOW

SIGNATURE PAGE

/s/ Charles Sermon
Mereo BioPharma 2 Limited
Print Name: CHARLES SERMON

/s/ Denise Scots - Knight
Mereo BioPharma 2 Limited
Print Name: DENISE SCOTS - KNIGHT

/s/ Isabelle Schubert Santana
Novartis Pharma AG
Print Name: Isabelle Schubert Santana
Authorized Signatory

/s/ Jurgen Dressel
Novartis Pharma AG
Print Name: Jurgen Dressel Authorized Signatory